       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 6, 2002

                           REGISTRATION NO. 333-91823
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                         POST-EFFECTIVE AMENDMENT NO. 2

                                   TO FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               ------------------

                       TERAYON COMMUNICATION SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                                3661                             77-0328533
(STATE OF INCORPORATION)           (PRIMARY STANDARD INDUSTRIAL               (I.R.S. EMPLOYER
                                    CLASSIFICATION CODE NUMBER)            IDENTIFICATION NUMBER)

                               ------------------
                              2952 BUNKER HILL LANE
                          SANTA CLARA, CALIFORNIA 95054
                                 (408) 727-4400
          (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
             AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ------------------

                                  EDWARD LOPEZ
                                 GENERAL COUNSEL
                              2952 BUNKER HILL LANE
                          SANTA CLARA, CALIFORNIA 95054
                                 (408) 727-4400
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                               ------------------


                                       1.

TERMINATION OF OFFERING AND REMOVAL OF SECURITIES FROM REGISTRATION

Pursuant to an undertaking made in Item 17 of the Registration Statements as filed with the Commission on November 30, 1999, December 29, 1999, June 28, 2000 and July 13, 2000 (Registration No. 333-91823), the Registrant hereby removes from registration 487,587 (on a post-split basis) shares of its Common Stock.


                                       2.

SIGNATURES

      Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California on May 6, 2002

                                                    /s/ Dr. Zaki Rakib
                                                  ------------------------------
                                                    Dr. Zaki Rakib
                                                    Chief Executive Officer

        Signature                                   Title
/s/ Dr. Zaki Rakib                           Chief Executive Officer and Director
-----------------------------                (Principal Executive Officer)
Dr. Zaki Rakib

             *                               Chief Financial Officer (Principal
-----------------------------                Finance and Accounting Officer)
     Carol Lustenader

             *                               President and Chairman of the Board
-----------------------------                of Directors
       Shlomo Rakib

             *                               Director
-----------------------------
      Alek Krstajic

             *                               Director
-----------------------------
   Christopher J. Schaepe

             *                               Director
-----------------------------
      Lewis Solomon

       /s/ Dr. Zaki Rakib
By: -------------------------
       Dr. Zaki Rakib
       Attorney-in-fact


                                       3.